UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

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Digital River, Inc.
(Exact name of registrant as specified in charter)

Delaware	000-24643	41-1901640
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10380 Bren Road West, Minnetonka, MN	55343
(Address of principal executive offices)	(Zip Code)

(952) 253-1234
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01        Regulation FD Disclosure.

On September 19, 2013, Digital River, Inc. (the “Company”), will host an Investor Day in New York, New York at the Omni Berkshire Hotel.  Attached as Exhibit 99.1 to this Current Report are materials that will be made available in conjunction with that presentation.  These materials are also available on the Investor Relations/Presentations section of the Company’s website at www.digitalriver.com.

The information contained in the attached presentation materials is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements.  The Company undertakes no duty or obligation to publicly update or revise this information, although it may do so from time to time.

Item 9.01        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	September 19, 2013 Investor Day Materials.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Digital River, Inc.

Date: September 19, 2013	By:	/s/ Stefan B. Schulz
Stefan B. Schulz
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	September 19, 2013 Investor Day Materials